Exhibit 10.6

THIS BILL OF SALE is given by PACER STACKTRAIN, INC. (herein the “Seller”) to BB&T EQUIPMENT FINANCE CORPORATION, its successors and assigns (herein the “Buyer”).

WITNESSETH:

THAT FOR TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby bargain, sell, assign, transfer and set over to Buyer, its successors and assigns, the railcars listed on the schedule attached hereto (being referred to herein as the “Cars”).

TO HAVE AND TO HOLD said Cars, unto Buyer, its successors and assigns, forever.

Seller represents and warrants that it has good and marketable title to said Cars conveyed hereunder and does hereby transfer valid title thereto free and clear of any and all encumbrances, liens, charges or defects. Seller further represents and warrants that the Cars sold hereunder is transferable by Seller by its sole act and deed and that all corporate action required to authorize, approve and validate such transfer has been duly and lawfully taken.

AND Seller covenants that it will from time to time on demand execute any and all such further instruments which Buyer, and its successors and assigns, may deem necessary, desirable or proper to effect the complete transfer of the Cars or any interest therein unto Buyer, and its successors and assigns, or better to evidence the right, title and interest of Buyer, its successors and assigns.

AND Seller does hereby make, constitute and appoint Buyer, its successors and assigns, its true and lawful attorneys, irrevocably in its name or otherwise, to have, use and take all lawful ways and means for the recovery of any of said property or right or interest therein herein assigned to Buyer which Seller may have or could take if this Bill of Sale had not been made.

AND THIS BILL OF SALE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE CARS.

IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed as of the 27th day of March, 2012.

PACER STACKTRAIN, INC.

By:	/s/ John J. Hafferty
Name:	John J. Hafferty
Title:	Chief Financial Officer